                      FOURTH AMENDMENT TO CREDIT AGREEMENT


This Amendment is made effective as of the 26th day of December, 1996, by and between THE SPORTSMAN'S GUIDE, INC., a Minnesota corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

The Borrower and the Lender have entered into the Credit and Security Agreement dated as of May 17, 1996, as amended (the "Credit Agreement").

The Lender has agreed to make certain loan advances to the Borrower and to cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

The loan advances under the Credit Agreement are evidenced by the Borrower's revolving note dated as of October 18, 1996, in the maximum principal amount of $11,500,000 and payable to the order of the Lender (the "Note").

AR indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.   The Credit Agreement is hereby amended as follows:

     (a) Section 2.16(e) of the Credit Agreement is hereby amended to delete the figure "$9,000" therefrom and to substitute the figure "$15,000" therefor.

     (b) Section 7.10 of the Credit Agreement is hereby amended to delete the figure "$1,100,000" therefrom and to substitute the figure "$1,150,000" therefor.

     (c) Section 7.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

          SECTION 7.17 SALARIES. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation, and the Borrower will not increase the salary, commission, consultant fee or other compensation (other than bonuses) of any director, officer or consultant or any member of their families, by more than 10% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment. The Borrower may pay bonuses to directors, officers or consultants of the Borrower in any year so long as, at the time of payment of such bonus, no Default or Event of Default has occurred and exists, and so long as no Default or Event of Default would occur or exist as a result of the payment of such bonus.

3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

4. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with the following, in substance and form acceptable to the Lender in its sole discretion:

     (a) Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of May 17, 1996 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of the Borrower's Secretary dated as of May 17, 1996, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

5.   The Borrower hereby represents and warrants to the Lender as follows:

     (a) The Borrower has requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

     (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7. The Borrower has increased the salaries of Gary Olen, Greg Binkley, Bill Luth, Chuck Lingen, John Casler, Bernie Banhof, Barry Benecke, Chuck Lackey and Dave Kolkind by more than 10% each, for total new salaries of $195,000, $125,000, $115,000, $108,000, $100,000, $94,000, $94,000, $76,000 and $75,000,
respectively.  These increases violate Section 7.17 of the Credit Agreement.
The Lender hereby waives the Events of Default which exist as a result of said increases. Except for the waiver set forth in the immediately preceding sentence, the execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

8. The Borrower hereby absolutely and unconditionally releases and forever discharges, the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

10. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


     THE SPORTSMAN'S GUIDE, INC.             NORWEST BUSINESS CREDIT, INC.


     By: /s/ CHARLES LINGEN                  By: /s/ WARREN LINDEMAN
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          Its Secretary                            Its AVP
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